UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to §240.14a-12

PMA Capital Corporation

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Merger of PMA Capital Corporation
and
Old Republic International Corporation
Discussion Outline

July 23, 2010
This document includes certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934, including statements regarding the benefits of the proposed merger and anticipated future financial operating performance and results. The forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Old Republic or PMA to be materially different from any future results, performance or achievements expressed or implied by such forward-
looking statements. These factors include, among others, the timing and completion of the merger, the ability to obtain regulatory and other approvals relating to the merger, the ability of Old Republic to achieve the perceived benefits of the merger and the performance of Old Republic following the merger. These factors also include, but are not limited to, the risks and uncertainties described in
Old Republic’s and PMA’s reports filed with the Securities and Exchange
Commission (“SEC”). These filings include the Annual Reports on Form 10-K for the year ended December 31, 2009, which are available at www.sec.gov. Old
Republic and PMA disclaim any intention or obligation to update or revise any forward-looking statements, except as required by law.
Forward-looking Statements

July 23, 2010
This document does not constitute an offer for the sale or exchange of securities. Old Republic has filed with the SEC a registration statement on
Form S-4 that includes a preliminary proxy statement of PMA, and also constitutes a prospectus of Old Republic. Old Republic and PMA have also filed other documents with the SEC regarding the proposed transaction. A definitive proxy statement/prospectus will be sent to PMA’s shareholders.
INVESTORS ARE ADVISED TO READ THE PROXY
STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AND
OTHER DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY
CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, OLD
REPUBLIC AND PMA.
Additional Information

July 23, 2010
Shareholders may obtain free copies of the proxy statement/prospectus and other documents filed by PMA when those documents are filed at the SEC’s web site at www.sec.gov or at PMA’s web site at www.pmacapital.com.
Shareholders may also obtain the proxy statement/prospectus and other documents for free by request to Investor Relations, PMA Capital Corporation,
380 Sentry Parkway, Blue Bell, Pennsylvania, telephone: 610-397-5298.

PMA and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from PMA Capital’s shareholders in connection with the proposed transaction. Information concerning the interests of those persons is set forth in the preliminary proxy statement/prospectus and PMA’s proxy statement relating to the 2010 annual meeting of shareholders and Annual
Report on Form 10-K for the fiscal year ended December 31, 2009, all of which have been filed with the SEC.
Additional Information (cont.)

July 23, 2010
Vincent T. Donnelly President & CEO
 PMA Capital Corporation
Neal C. Schneider Non-Executive Chairman of the
 Board of Directors
  PMA Capital Corporation
John M. Cochrane SVP and Interim CFO
 PMA Capital Corporation
Brad G. Shofran VP and Controller
 PMA Capital Corporation
Robert C. Marese Executive Vice President
 Mackenzie Partners, Inc.
 PMA Capital Corporation Proxy
  Solicitor
Introductions

July 23, 2010
▪ PMA’s Primary Reasons for the Merger
▪ Background of the Merger
▪ Principal Merger Terms
▪ Overview of Old Republic
▪ PMA Board Recommends a Vote “FOR” the Merger
Agenda

July 23, 2010
▪ Exchange Ratio
▪ Waiver of employment and severance agreements
▪ Regulatory approvals
▪ PMA permitted to consider other unsolicited offers
▪ Termination fees and expenses
▪ PMA shareholder approval
Principal Merger Terms and Conditions

July 23, 2010
▪ Challenges faced as an independent public company
▪ Resolution of Pennsylvania Insurance Department Examination
▪ Favorable consideration received in merger
▪ Financial presentation and fairness opinion of BofA Merrill Lynch
▪ Low probability of superior offer
▪ Alternative strategies to operate independently are not preferable
▪ Tax-free nature of the merger
PMA’s Primary Reasons for the Merger

July 23, 2010
▪ Formal evaluation of strategic alternatives initiated in September 2008
▪ Beginning in July 2009 and continuing throughout March 2010, BofA Merrill spoke with 17 potential merger partners
▪ A total of seven parties indicated interest in exploring a potential transaction with PMA, and six executed confidentiality agreements with PMA, received a confidential information memorandum and engaged in varying levels of due diligence
▪ Old Republic was the only interested party that submitted a formal offer
▪ PMA’s financial advisor rendered its opinion that the exchange ratio was fair, from a financial point of view, to PMA shareholders
▪ After deliberation, PMA’s board approved the terms of the merger agreement, and on June 9, 2010, the merger agreement was executed
Background of the Merger

July 23, 2010
▪ As of December 31, 2009
 ─ Total assets - $14.2 billion
 ─ Shareholders’ equity - $3.9 billion
 ─ Total revenues - $3.8 billion
▪ Long-term business focus
▪ Stable management team with a proven track record
▪ Three diversified business segments with niche focus
 ─ General insurance
 ─ Mortgage guaranty insurance
 ─ Title insurance
▪ Financial strength ratings
 ─ A+ (AMB) for principal insurance subsidiaries
 ─ BBB- (S&P) for mortgage guaranty subsidiaries
 ─ A (S&P) for the title insurance subsidiaries
▪ Minimal geographic overlap with PMA
Overview of Old Republic

July 23, 2010
▪ Shareholder dividends every year since 1942 - dividend for 2009 was $0.68;
 Q1 2010 was $0.1725, for a current yield of over 5%
▪ Current Analyst Estimates (as of April 2010)
 ─ Range from $16.00 - $19.00, or $8.80 to $10.45 at 0.55 exchange ratio
 ─ Coverage by Raymond James, KBW, Macquarie and Wunderlich
Overview of Old Republic (cont.)

July 23, 2010
▪ Exchange ratio is fair and represents 15% premium on June 8, 2010
▪ Greater certainty around PMACA value
▪ Expected to bring resolution to PA examination
▪ Low probability of better offer than ORI has made
▪ ORI long-term track record of creating value for shareholders
 ─ Cash dividend every year since 1942
 ─ Regular cash dividend has increased at 10.3% annual rate over past 25 years
 ─ Total market return, with dividends reinvested, of 9.7% over past 25 years
▪ Expected to qualify as “tax free” reorganization
PMA Board Recommends a Vote “FOR” the Merger